Household Consumer Loan Trust, Series 1997-1 Deposit Trust Calculations
Previous Due Period Ending	Dec 31, 2001
Current Due Period Ending	Jan 31, 2002
Prior Distribution Date	Jan 14, 2002
Distribution Date	Feb 14, 2002

Beginning Trust Principal Receivables	3,185,336,690.94
Average Principal Receivables	4,021,927,833.22
FC&A Collections (Includes Recoveries)	66,477,508.11
Principal Collections	107,330,738.52
Additional Balances	49,235,557.28
Net Principal Collections	58,095,181.24
Defaulted Amount	26,614,644.87
Miscellaneous Payments	0.00
Principal Recoveries	3,393,710.00

Beginning Participation Invested Amount	235,891,044.84
Beginning Participation Unpaid Principal Balance	235,891,044.84
Ending Participation Invested Amount	230,701,441.85
Ending Participation Unpaid Principal Balance	230,701,441.85

Accelerated Amortization Date	Feb 28, 2002
Is it the Accelerated Amortization Period? 0=No	0

OC Balance as % of Ending Participation Invested Amount (3 month average)	8.521%
Is it Early Amortization? (No, if 3 month OC Average >or=4.25%)	0

Investor Finance Charges and Administrative Collections
Numerator for Floating Allocation	235,891,044.84
Numerator for Fixed Allocation	241,197,387.36
Denominator - Max(Sum of Numerators, Principal Receivables)	4,021,927,833.22
Applicable Allocation Percentage	5.8651%
Investor FC&A Collections	3,898,988.12

Series Participation Interest Default Amount
Numerator for Floating Allocation	235,891,044.84
Denominator - Max(Sum of Numerators, Principal Receivables)	4,021,927,833.22
Floating Allocation Percentage	5.8651%
Series Participation Interest Default Amount	1,560,981.86

Principal Allocation Components
Numerator for Floating Allocation	235,891,044.84
Numerator for Fixed Allocation	241,197,387.36
Denominator - Max(Sum of Numerators, Principal Receivables)	4,021,927,833.22

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate, [Max(b,c)]	3.2500%
(b) Prime Rate minus 1.50%	3.2500%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated Principal Pmt Amount	2.1741%
(d) Series Participation Interest Unpaid Principal Balance	235,891,044.84
(e) Actual days in the Interest Period	31
Series Participation Monthly Interest, [a*d*e]	660,167.30

Series Participation Interest Interest Shortfall	0.00
Previous Series Participation Interest Interest Shortfall	0.00

Additional Interest	0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]	5,189,602.99

(a) Investor Principal Collections, [Max(b,h) or e]	3,628,621.13
(b) prior to Accelerated Amort. Date or not Early Amort. Period, [c*d]	3,407,354.28
(c) Floating Allocation Percentage	5.8651%
(d) Net Principal Collections	58,095,181.24
(e) after Accelerated Amort Date or Early Amort Period, [f*g]	6,436,687.77
(f) Fixed Allocation Percentage	5.9971%
(g) Collections of Principal	107,330,738.52

(h) Minimum Principal Amount, [Min(i,l)]	3,628,621.13
(i) Floating Allocation Percentage of Principal Collections	6,295,080.64
(j) 2.2% of the Series Participation Interest Invested Amount	5,189,602.99
(k) Series Participation Interest Net Default Payment Amount	1,560,981.86
(l) the excess of (j) over (k)	3,628,621.13

(m) Series Participation Interest Net Default Payment Amount	1,560,981.86

(n) Optional Repurchase Amount (principal only) at Sec. 9	0.00

Application of Investor Finance Charges and Admin Collections
Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]	3,898,988.12
Series Servicing Fee paid if HFC is not the Servicer [Sec. 4.11(a)(i)]	0.00
plus any unpaid Series Servicing Fee of other than HFC	0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]	660,167.30
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]	0.00
Additional Interest [Sec. 4.11(a)(ii)]	0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]	1,560,981.86
Reimbursed Series Participation Interest Charge-Offs [Sec. 4.11(a)(iv)]	0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]	393,151.74
Excess [Sec. 4.11(a)(vi)]	1,284,687.22

Series Participation Investor Charge Off [Sec. 4.12(a)]	0.00

Seller's Interest	1,507,167,919.60